UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2022

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17011
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2022, Mid Penn Bancorp, Inc. (“Mid Penn”) announced that Ms. Allison S. Johnson has accepted the position of Senior Executive Vice President and Chief Financial Officer of Mid Penn and its wholly-owned subsidiary, Mid Penn Bank.

Ms. Johnson, 37, currently serves as the Executive Vice President and Chief Financial Officer of Spirit of Texas Bancshares, Inc. (“Spirit”) and its wholly-owned subsidiary, Spirit of Texas Bank SSB.  Spirit is a Texas-based, Nasdaq-listed bank holding company with over $3 billion in assets. Ms. Johnson has served as Executive Vice President and Chief Financial Officer since November 2020, having previously served as Interim Chief Financial Officer from January 2020 to November 2020 and Chief Accounting Officer from 2016 to 2020.  Ms. Johnson began her career in the financial services industry as an auditor at PricewaterhouseCoopers and has spent the last decade focused on financial reporting in the banking industry, including at Florida Community Bank, N.A., where she served as the SEC Reporting Manager from 2012 to 2016. Ms. Johnson is a certified public accountant and has a Masters of Accountancy from Florida State University.

Spirit is currently party to an Agreement and Plan of Merger with Simmons First National Corporation (“Simmons”), pursuant to which Spirit will be merged with and into Simmons, with Simmons surviving the merger (the “Spirit Merger”).  Simmons has announced its expectation to complete the Spirit Merger during the second quarter of 2022, subject to the satisfaction of customary closing conditions, and Ms. Johnson has expressed her intention to remain in her current role with Spirit through the closing.  Mid Penn anticipates that Ms. Johnson will commence employment with Mid Penn following a brief post-closing integration period with Simmons.

Pursuant to her offer of employment by Mid Penn, Ms. Johnson will receive a base salary of $325,000, a signing bonus of $100,000, a grant of 4,000 shares of restricted stock (which shall vest ratably over a four-year period), and reimbursement of moving expenses.  Ms. Johnson will also be eligible to participate in Mid Penn’s bonus and benefit plans, and receive other perquisites, consistent with those provided to Mid Penn’s senior executive officers.  In addition, Ms. Johnson will be offered a three-year employment agreement and change in control agreement, as well as a supplemental executive retirement plan agreement (“SERP”) providing for an annual retirement benefit of $100,000, commencing at age 70 and payable for fifteen years.  The SERP benefit will vest ratably over a ten-year period.

In connection with Ms. Johnson’s appointment, Donald F. Holt’s service as Interim Chief Financial Officer of Mid Penn, a position that he has held since August 30, 2021, terminated on February 28, 2022.  Justin T. Webb, current Senior Executive Vice President and Chief Operating Officer of Mid Penn, has been appointed by the Board to the additional position of Interim Chief Financial Officer, pending Ms. Johnson’s commencement of employment.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement.  Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, the length and extent of the COVID-19 pandemic; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively; results of the regulatory examination and supervision process and oversight; governmental and public policy changes; the outcome of future litigation and governmental proceedings; difficulties and delays in consummating the Spirit Merger; and other relevant risk factors, which may be detailed from time to time in Mid Penn’s press releases and filings with the SEC. Many of these factors are beyond Mid Penn’s ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others.

Mid Penn believes the assumptions and expectations that underlie or are reflected in any forward-looking statements, expressed or implied, in this Current Report on Form 8-K are reasonable, based on information available to Mid Penn on the date of this Current Report on Form 8-K. However, given the described uncertainties and risks, Mid Penn cannot guarantee its forward-looking statements, and you should not place undue reliance on these forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and Mid Penn does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.Description

104Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mid Penn Bancorp, Inc.

Date: March 4, 2022/s/ Rory G. Ritrievi

Rory G. Ritrievi

President and Chief Executive Officer